UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2026

Red Cat Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40202	88-0490034
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 Ave. Munoz Rivera Ste 2200 San Juan, PR (Address of principal executive offices)	00901 (Zip Code)

Registrant’s telephone number, including area code: (800) 466-9152

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001	RCAT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, on May 12, 2026, Red Cat Holdings, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Evercore Group L.L.C. and BofA Securities, Inc., as representatives of the underwriters named therein (the “Underwriters”), related to the offer and sale of shares of the Company’s common stock (the “Offering”). The Underwriting Agreement provided for the offer and sale by the Company, and the purchase by the Underwriters, of 23,936,171 shares of the Company’s common stock at a price to the public of $9.40 per share. Pursuant to the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to 3,590,425 additional shares of common stock (the “Option Shares”). On May 14, 2026, the Underwriters exercised in full their option and on May 18, 2026, the Underwriters purchased an additional 3,590,425 Option Shares.

The Company intends to use the net proceeds from the purchase of the Option Shares for general corporate purposes and continued acceleration of strategic growth initiatives, including, but not limited to, acquisitions or business expansion, research and development, capital expenditures and working capital.

The Option Shares are being sold pursuant to the Company’s registration statement on Form S-3ASR (File No. 333-295792) that was automatically effective upon filing on May 12, 2026 and a related base prospectus and prospectus supplements thereunder.

The legal opinion and consent of Sheppard, Mullin, Richter & Hampton LLP relating to the validity of the Option Shares issued in the Offering is filed herewith as Exhibit 5.1.

This Current Report on Form 8-K does not constitute an offer to sell any securities or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01. Financial Statements and Exhibits.

d) Exhibits.

Exhibit No.	Description
1.1*	Underwriting Agreement dated May 12, 2026, by and among Red Cat Holdings, Inc. Evercore Gorup L.L.C. and BofA Securities, Inc. (incorporated by reference to Exhibit 1.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 14, 2026).
5.1	Opinion of Sheppard, Mullin, Richter & Hampton LLP
23.1	Consent of Sheppard, Mullin, Richter & Hampton LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED CAT HOLDINGS, INC.

Dated: May 18, 2026	By:	/s/ Christian Morrison
	Name:	Christian Morrison
	Title:	Chief Finacial Officer